Environmental, Social, and Governance Overview December 2021

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” “anticipate,” “goal,” “seek,” “strategy,” “likely,” “should,” “will,” “could,” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land-owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 ESG Leadership 2 Shift to Clean 3 Substantive Social Impact 4 Strong Governance

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]



Nevada
Utah
Colorado
Arizona
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key Facts as of Dec. 31, 2020

Consolidated assets	$20B
Revenues	$3.6B
Market cap	~$9B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~50%
Nuclear plant in U.S.	Largest

[1] As of December 31,2020

4

PINNACLE WEST CAPITAL CORPORATION

Building on a Strong Performance Track Record 5 Top Quartile Consistent ranking Safety Profile Flat APS core operating costs per kWh last 3 years Operating Costs 2% Average annual growth last 3 years Customer Growth 25 years Residential rates increased less than inflation 70% 34% CPI* APS Last 25 Years Affordable Energy Top Quartile Invest >$1B annually in upgrades and infrastructure Reliability 5.0% Decline in average residential bill since 2018 Reducing Residential Bills

Leading ESG Practices Guide Our Approach – Snapshot ¹ Climate Change and Water Security “A Lists” by CDP: One of only 16 North American companies worldwide to receive two A scores. 2 Report dated April 27, 2021. 6 Environmental Social Governance Only North American electric utility on CDP A List for Water and Climate¹ MSCI ESG “AA” rating2 Reduced carbon by 26% since 2005 and retired over 1,000 MW of coal Top quartile employee safety 36% of new hires ethnically or racially diverse Commitment to Support Coal Community Transition Plan 30% of independent directors gender or ethnically diverse ESG executive council Board oversight of strategy and risk

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 7 1 ESG Leadership 2 Shift to Clean 3 Substantive Social Impact 4 Strong Governance

Our Clean Energy Plan 8 Commitments Pathway 2005 2019 2030 2050 1 100% clean, carbon-free electricity by 2050 2 65% clean energy by 2030 with 45% renewable energy 3 End APS’s use of coal-fired generation by end of 2031 24% 50% 65% 100%

Clean Energy Commitment – 1,384MW in development since 2020 9 Robust, Diverse Procurement Activity Energy Storage • 201 MW APS-owned resources to retrofit entire fleet of AZ Sun facilities • 300 MW under two long-term PPAs • All resources to be in service between 2022 and 2024 Solar • 150 MW owned by APS and sited near Redhawk generating facility • 160 MW under two long-term PPAs • All resources to be in service in 2023 Solar + Storage • 60 MW under single long-term innovative tolling PPA • Resource to be in service in 2023 Wind • 438 MW under two long-term PPAs • Resources to be in service by 2023 Demand Response • 75 MW under 5-year load management agreement; service began in 2021 • APS can call up to 18 load reduction events between June and September annually

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 10 Coal Free 2038 Navajo 315 MW (now retired) Cholla 387 MW 2025 Remaining Four Corners 970 MW 20311 1Starting in 2023, Four Corners will move to a seasonal operating schedule that will further reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Wi l l need more additions than 6,000 MW due to new resources being paired to meet reliability requirements (i .e., solar with s torage requires 100 MW solar plus 100 MW of s torage). 11 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources to Achieve Goals 12 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation Resource Mix Change Today 2035 Coal 14% 0% Gas 28% 6%-17% Nuclear 23% 16% Purchased 8% 11% Renewable/ DSM 27% 56%-67%

Energy Storage A Key Element of Our Renewal Energy Plan 13 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 5,000 6,000 7,000 8,000 9,000 MW Hours Throughout Day Daily Energy Usage Store solar energy at midday Storage Advantages Absorbs negative priced excess energy at noon Provide opportunity to save customers more through the Energy Imbalance Market Discharge stored energy during evening peak Plan includes 300 MW/year of energy storage 2022-2030

Pilot Project Exploring Hydrogen as Potential Solution for Long Duration Storage 14 Collaborators • Palo Verde nuclear plant and Idaho National Laboratory Pilot Program • Examine long-term cost effectiveness of hydrogen production at utility scale Goal • Use of hydrogen for long term storage of energy 100% Plant Output Power to hydrogen - stored Power to grid Power to grid Power from storage to grid Possible Scenario for Palo Verde Nuclear Plant April Lower demand on grid August Peak demand Profile of Project

$191 $175 $185 $190 $602 $510 $530 $500 $240 $250 $210 $210 $257 $340 $330 $560 $210 $250 $270 $190 2021E 2022E 2023E 2024E Traditional Generation Clean Generation Transmission Distribution Other Total 2022-2024 $4.7B $1.50B $1.53B $1.53B $1.65B 15 Managing Capital Plan to Support Customer Growth, Reliability and Clean Transition 2021–2024 as disclosed in the Third Quarter 2021 Form 10-Q.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 16 1 ESG Leadership 2 Shift to Clean 3 Substantive Social Impact 4 Strong Governance

Helping our Communities Thrive Creates Lasting Benefits for our Company 17 $10.5 Million We donated more than $10.5 million in 2020 Small Business Assistance Provided direct assistance to 956 small businesses impacted by the pandemic Community- Minded Employees Employees pledged $2.2 million to United Way and spent an estimated 82,000 hours volunteering Customer Assistance Provided bill assistance to more than 68,000 customers Arizona Teachers K-12 Gave 500 Arizona K-12 teachers $500 each to purchase classroom supplies Expanding Electrification Completed 5 electrification projects for rural homes on the Navajo Nation

Customer Driven Initiatives Underway – A Few Examples 18 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Expect to install more than 300 chargers through 2021 Energy Efficiency • Gathers direct insight from residential customers • Identify customer concerns to shape solutions • Demand response programs to reward shift of energy usage to lower-cost times – smart thermostats – residential battery systems – grid-interactive water heaters

EXAMPLE OF INNOVATION INNITIATIVE

Bringing the Residential Customer into the Advanced Economy

Initiatives

- Award-winning program to promote installation of advanced smart thermostats
  - reduces demand during peak load window
- Super off-peak electric vehicle charging rate equivalent to ~30¢ per gallon gasoline





Potential Impact


Demand Savings During Peak Afternoon Window
100-150 MW
300-500 MW
Today
Future

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PINNACLE WEST CAPITAL CORPORATION

Supporting our People to Strengthen our Company 20 Virtually hosted 56 summer interns from 11 different universities with a diversity rate of 52% in 2020 Robust employee engagement, including 10 Employee Network Groups Average employee tenure of 12 years in 2020 due to strong talent strategy Total turnover for 2020 was 7.5% (3.7% of which were related to retirements) Annual and focused quarterly pulse surveys allow us to gather employee feedback, identify opportunities for improvement and compare our performance to other companies

Enhanced Diversity, Equity and Inclusion Unites Our Team 21 2020 Inclusion Council In 2020, we launched our Inclusion Council, which is comprised of: • The Employee Advisory Board • The Inclusion Steering Committee • The Inclusion Working Team • The Executive Advocates • 32% are ethnically or racially diverse • 24% are female • 17% are veterans Employee Diversity in 2020 Female Officers In 2020 • 33% of all officers are female • First female Chief Nuclear Officer at Palo Verde New Hires in 2020 • 36% were ethnically or racially diverse • 36% were female • 18% were veterans

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 22 1 ESG Leadership 2 Shift to Clean 3 Substantive Social Impact 4 Strong Governance

Robust Shareholder Rights Reflect Investor Feedback 23 Reduced threshold to call a special meeting to 15% Annual elections of all directors with cumulative voting No poison pill plan or similar anti-takeover provision in place No supermajority provisions in our Articles of Incorporation or Bylaws Proxy access rights allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Board Independence Our Strong Governance Enables Successful Execution 24 • Ten of our eleven directors are independent • Robust Board refreshment, with director retirement policy • Defined oversight of environmental, social and governance practices by the Corporate Governance and Public Responsibility Committee • Robust management succession planning • Board oversight of strategy and risk Board Oversight

25 Diverse Board Representation • 30% of independent directors gender or ethnically diverse • Diversity in skills, knowledge and expertise • Average tenure is 8.7 years for our independent directors

Executive Compensation Linked to Shareholder Priorities 26 Substantial proportion of target compensation is at risk Performance share measures include safety and customer experience performance Anti-hedging and anti-pledging policies Stock ownership guidelines for all Named Executive Officers Clawback policy for Executive Officers